UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 14, 2009
NATIONWIDE HEALTH PROPERTIES, INC.
(Exact Name of Registrant
as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150
Newport Beach, California		92660
(Address of Principal Executive Offices)		(ZIP Code)
(949) 718-4400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On August 14, 2009, Nationwide Health Properties, Inc. entered into a Sales Agreement with Cantor Fitzgerald & Co. to sell up to 5,000,000 shares of its common stock, par value $0.10 per share, from time to time through a controlled equity offering program under which Cantor Fitzgerald & Co. will act as sales agent.
     A copy of the Sales Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

1.1	Sales Agreement, dated August 14, 2009, between Nationwide Health Properties, Inc. and Cantor Fitzgerald & Co.

8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.
Date: August 14, 2009	By:	/s/ Douglas M. Pasquale
		Name:	Douglas M. Pasquale
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Sales Agreement, dated August 14, 2009, between Nationwide Health Properties, Inc. and Cantor Fitzgerald & Co.

8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)